Segment Information	12 Months Ended
Dec. 31, 2016
Segment Reporting [Abstract]
Segment Information

Note 18.  Segment Information

The Company’s segment and product and service offerings are summarized below:

Print

The Print segment produces magazines, catalogs, retail inserts, books, and directories. The segment also provides supply-chain management and certain other print-related services, including mail-list management and sortation, e-book formatting and distribution.  The segment has operations in the U.S., Europe and Mexico.  The Print segment is divided into the magazines, catalog and retail inserts, book, Europe and directories reporting units. The Print segment accounted for approximately 86% of the Company’s consolidated and combined net sales in 2016.

Office Products

The Office Products segment manufactures and sell branded and private label products in five core categories:  filing products, note-taking products, binder products, forms and envelopes.  The Office Products segment accounted for approximately 14% of the Company’s consolidated and combined net sales in 2016.

Corporate

Corporate consists of unallocated selling, general and administrative activities and associated expenses including, in part, executive, legal, finance, communications, certain facility costs and LIFO inventory provisions.  In addition, certain costs and earnings of employee benefit plans, such as pension and other postretirement benefit plan income and share-based compensation, are included in Corporate and not allocated to the operating segments. Prior to the separation, many of these costs were based on allocations from RRD; however, the Company has incurred such costs directly after the separation.

Information by Segment

The Company has disclosed income (loss) from operations as the primary measure of segment earnings (loss).  This is the measure of profitability used by the Company’s chief operating decision-maker and is most consistent with the presentation of profitability reported with the Consolidated and Combined Financial Statements.

	Net Sales	Income (Loss) from Operations	Assets of Operations	Depreciation and Amortization	Capital Expenditures
Year ended December 31, 2016
Print	$3,127	$141	$1,501	$154	39
Office Products	527	54	323	15	3
Total operating segments	3,654	195	1,824	169	42
Corporate	—	(20)	128	2	6
Total operations	$3,654	$175	$1,952	$171	$48

	Net Sales	Income (Loss) from Operations	Assets of Operations	Depreciation and Amortization	Capital Expenditures
Year ended December 31, 2015
Print	$3,181	$96	$1,647	$164	$38
Office Products	562	47	324	16	4
Total operating segments	3,743	143	1,971	180	42
Corporate	—	(8)	40	1	—
Total operations	$3,743	$135	$2,011	$181	$42

	Net Sales	Income (Loss) from Operations	Assets of Operations	Depreciation and Amortization	Capital Expenditures
Year ended December 31, 2014
Print	$3,353	$47	$1,579	$164	$55
Office Products	500	40	331	15	5
Total operating segments	3,853	87	$1,910	179	60
Corporate	—	(12)	(41)	2	—
Total operations	$3,853	$75	$1,869	$181	$60

Corporate assets primarily consisted of the following items at December 31, 2016, 2015 and 2014:

	2016	2015	2014
Receivables, less allowances for doubtful accounts	$54	$(8)	$(5)
Cash and cash equivalents	45	—	1
Long-term investments	19	10	11
Property, plant and equipment, net	15	13	13
LIFO reserves	(58)	(67)	(74)
Current and deferred income tax assets, net of valuation allowances	24	83	(1)

Restructuring, impairment and other charges by segment for the year ended December 31, 2016, 2015 and 2014 are described in Note 4, Restructuring, Impairment and Other Charges.